UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2007

COVIDIEN LTD.

(Exact name of registrant as specified in its charter)

Bermuda	98-0518045
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

011-33259

(Commission File Number)

Second Floor, 90 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of principal executive offices, including Zip Code)

441-292-8674

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 18, 2007, Covidien Ltd. issued a press release announcing that its wholly-owned subsidiary, Covidien International Finance S.A. (“CIFSA”) priced an offering of $2.75 billion aggregate principal amount of fixed rate senior notes to qualified institutional buyers pursuant to rule 144A of the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons in reliance on Regulation S under the Securities Act.

A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference and is hereby filed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated October 18, 2007

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN LTD.

By:	/s/ John W. Kapples
John W. Kapples
Vice President and Corporate Secretary

Date: October 18, 2007